UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 4, 2021

THE BEAUTY HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2165 Spring Street
Long Beach, CA
(Address of principal executive offices)

90806
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50	SKINW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 10, 2021 (the “Original Form 8-K”).
As previously disclosed, on April 12, 2021, the Staff of the SEC released the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Staff Statement”). The Staff Statement sets forth the conclusion of the SEC’s Office of the Chief Accountant that certain provisions included in the warrant agreements entered into by many SPACs, including, previously, The Beauty Health Company (formerly known as Vesper Healthcare Acquisition Corp. (“Vesper”)) (the “Company”), require such warrants to be accounted for as liabilities measured at fair value, rather than as equity securities, with changes in fair value during each financial reporting period reported in earnings. The Company has previously classified its private placement warrants and public warrants as equity. For a full description of the Company’s private placement warrants and public warrants (collectively, the “warrants”), refer to the registration statement on Form S-1 (File No. 333-248717), filed in connection with the Company’s initial public offering, declared effective by the SEC on September 30, 2020.
As previously disclosed, on May 9, 2021, the Company’s management and the Audit Committee of the Company’s board of directors (the “Audit Committee”) concluded that, in light of the Staff Statement, it is appropriate to restate the Company’s previously issued audited financial statements as of December 31, 2020 and for the period from July 8, 2020 (inception) through December 31, 2020 (the “Affected Periods”) and accordingly, such audited financial statements should no longer be relied upon. Similarly, the Audit Committee concluded that any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results for the Affected Periods should no longer be relied upon, including previously filed pro forma financial statements.
On May 28, 2021, the Company filed an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 18, 2021 (the “Amended 10-K”) reflecting this reclassification of the warrants for the Affected Periods. The adjustments to the financial statement items for the Affected Periods are set forth through expanded disclosure in the Company’s management’s discussion and analysis of financial of financial condition and results and operations and the financial statements included in the Amended 10-K, including further describing the restatement and its impact on previously reported amounts.
Additionally, on July 1, 2021, the Company filed its Quarterly Report on Form 10-Q (the “Form 10-Q”) for the period ended March 31, 2021, including the unaudited condensed consolidated financial statements of the Company, as of and for the three months ended March 31, 2021. In connection with the preparation of the Form 10-Q, the Company noted an error in its application of guidance associated with “ASC 480: Distinguishing Liabilities from Equity” which needed to be modified to appropriately present the impact on the accounting treatment of the temporary equity as a result of the private investment in public equity transaction that is subject of the Subscription Agreements entered into by the Company with certain investors on December 8, 2021 in connection with the Company’s business combination with LCP Edge Intermediate, Inc., a Delaware corporation and indirect parent of Edge Systems LLC d/b/a The HydraFacial Company, and LCP Edge Holdco, LLC, as previously disclosed in the Company’s Form 10-K/A filed on May 27, 2021. This modification to the accounting treatment of equity required the Company’s common stock to be reclassified from permanent equity to temporary equity in the form of common stock subject to possible redemption. The Audit Committee, in consultation with the Company’s management, concluded that all Class A common stock that was sold to the public in the Company’s initial public offering are to be classified as temporary equity, thereby correcting an error of classification within the Condensed Balance Sheet. In the financial statements filed in the Company’s Form 10-K/A, the Company incorrectly classified 8,351,205 Class A common stock as permanent equity as of December 31, 2020, whereas no Class A common stock should have been so classified. The 8,351,205 shares of Class A common stock that were originally incorrectly classified as permanent equity have been reclassified as temporary equity in the Form 10-Q and in the unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 included in Exhibit 99.8 to this Form 8-K/A, thereby yielding a total of 46,000,000 shares of Class A common stock (the shares sold to the public in our initial public offering, which are subject to redemption) as temporary equity. Further detail on the impact of the revision can be found in Note 10 of the Interim Financial Statements contained in the Form 10-Q.

The Company is filing this Amendment to the Original Form 8-K to (i) incorporate by reference into Item 9.01(a) of this Current Report on Form 8-K/A and file as Exhibit 99.1 the restated audited financial statements of the Company as of December 31, 2020 and for the period from July 8, 2020 (inception) through December 31, 2020 included in the Amended 10-K, (ii) incorporate by reference into Item 2.01 of this Current Report on Form 8-K/A and file as Exhibit 99.2 management’s discussion and analysis of financial condition and results of operations of the Company for the period from July 8, 2020 (inception) through December 31, 2020 included in the Amended 10-K, (iii) incorporate by reference into Item 9.01(a) of this Current Report on Form 8-K/A and file as Exhibit 99.3 the audited consolidated financial statements of LCP Edge Intermediate, Inc. as of December 31, 2020 and 2019, and for the years ended December 31, 2020, 2019 and 2018, (iv) incorporate by reference into Item 9.01(a) of this Current Report on Form 8-K/A and file as Exhibit 99.4 the unaudited condensed consolidated financial statements of the Company as of March 31, 2021 and for three months ended March 31, 2021 included in the Form 10-Q, (v) incorporate by reference into Item 2.01 of this Current Report on Form 8-K/A and file as Exhibit 99.5 management’s discussion and analysis of financial condition and results of operations of the Company for the three months ended March 31, 2021 included in the Form 10-Q, (vi) incorporate by reference into Item 9.01(a) of this Current Report on Form 8-K/A and file as Exhibit 99.6 the unaudited condensed consolidated financial statements of LCP Edge Intermediate, Inc. as of March 31, 2021 and December 31, 2020, and for the three months ended March 31, 2021 and 2020, (vii) incorporate by reference into Item 2.01 of this Current Report on Form 8-K/A and file as Exhibit 99.7 management’s discussion and analysis of financial condition and results of operations of LCP Edge Intermediate, Inc. for the three months ended March 31, 2021 and 2020, and (viii) incorporate by reference into Item 9.01(a) of this Current Report on Form 8-K/A and file as Exhibit 99.8 the unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020.
Additionally, on July 9, 2021, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm. This Amendment is also being filed to add the disclosure required by Item 4.01 of Form 8-K.

Accordingly, the Original Form 8-K is hereby amended solely to amend Item 2.01, add Item 4.01 and amend and restate Item 9.01. The Original Form 8-K otherwise remains unchanged.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk
Management’s discussion and analysis of financial condition and results of operations of the Company for the year ended December 31, 2020 included in Part II, Item 7 of the Amended 10-K is incorporated by reference into Item 2.01 of this Current Report on Form 8-K/A and filed as Exhibit 99.2 hereto.
Management’s discussion and analysis of financial condition and results of operations of the Company for the three months ended March 31, 2021 included in Part I, Item 2 of the Form 10-Q is incorporated by reference into Item 2.01 of this Current Report on Form 8-K/A and filed as Exhibit 99.5 hereto.
Management’s discussion and analysis of financial condition and results of operations of LCP Edge Intermediate, Inc. for the three months ended March 31, 2021 and 2020 is filed as Exhibit 99.7 hereto and is incorporated by reference into Item 2.01 of this Current Report on Form 8-K/A.

Item 4.01 Change in Registrant’s Certifying Accountant.

On July 9, 2021, the Audit Committee approved the engagement of Deloitte as the Company’s independent registered public accounting firm, effective immediately, to audit the Company’s consolidated financial statements for the year ended December 31, 2021. Deloitte served as independent registered public accounting firm of LCP Edge Intermediate, Inc. prior to the business combination between LCP Edge Intermediate, Inc. and Vesper (the “Business Combination”). Accordingly, Marcum LLP (“Marcum”), Vesper Healthcare Acquisition Corp’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by Deloitte as the Company’s independent registered public accounting firm.
The reports of Marcum on Vesper’s, the Company’s legal predecessor, consolidated balance sheet as of December 31, 2020, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from July 8, 2020 (inception) through December 31, 2020, and the related notes, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period of Marcum’s engagement by the Company, and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and subsequent interim period preceding Marcum’s dismissal.
The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated July 9, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired
1.The audited consolidated financial statements of the Company as of December 31, 2020 and for the period from July 8, 2020 (inception) through December 31, 2020 included in the Amended 10-K filed with the SEC on May 28, 2021 are incorporated herein by reference and filed as Exhibit 99.1 to this Current Report on Form 8-K/A.
2.The audited consolidated financial statements of LCP Edge Intermediate, Inc. as of December 31, 2020 and 2019, and for the years ended December 31, 2020, 2019 and 2018 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.
3.The unaudited condensed consolidated financial statements of the Company as of March 31, 2021 and December 31, 2020 and for three months ended March 31, 2021 and 2020 included in the Form 10-Q filed with the SEC on July 1, 2021 are incorporated herein by reference and filed as Exhibit 99.4 to this Current Report on Form 8-K/A.
4.The unaudited condensed consolidated financial statements of LCP Edge Intermediate, Inc. as of March 31, 2021 and December 31, 2020, and for the three months ended March 31, 2021 and 2020 are filed as Exhibit 99.6 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(b) Pro Forma Financial Information
1.The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 are filed as Exhibit 99.8 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
2.1+
Agreement and Plan of Merger, dated as of December 8, 2020, by and among Vesper Healthcare Acquisition Corp., Hydrate Merger Sub I, Inc., Hydrate Merger Sub II, LLC, LCP Edge Intermediate, Inc. and LCP Edge Holdco, LLC, in its capacity as the Stockholders’ Representative (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of the Company on December 9, 2020).

3.1
Second Amended and Restated Certificate of Incorporation of The Beauty Health Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).

3.2	Amended and Restated Bylaws of The Beauty Health Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).
4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1 (File No. 333-248717) of the Company on September 21, 2020).
4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 (File No. 333-248717) of the Company on September 21, 2020).
4.3
Warrant Agreement, dated September 29, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company on October 5, 2020).

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company on December 9, 2020).
10.2
Amended and Restated Registration Rights Agreement dated as of May 4, 2021, by and among The Beauty Health Company, BLS Investor Group LLC and the stockholders of LCP Edge Intermediate, Inc (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).

10.3
Investor Rights Agreement dated as of May 4, 2021, by and between The Beauty Health Company and LCP Edge Holdco, LLC (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).

10.4#	The Beauty Health Company 2021 Incentive Award Plan (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company on April 30, 2021).
10.5#	The Beauty Health Company 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company on April 30, 2021).
10.6#
Employment Agreement, dated as of May 4, 2021, between Clinton E. Carnell, Edge Systems LLC d/b/a The HydraFacial Company and The Beauty Health Company (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).

10.7#
Employment Agreement, dated as of May 4, 2021, between Liyuan Woo, Edge Systems LLC d/b/a The HydraFacial Company and The Beauty Health Company (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).

10.8#
Offer Letter dated as of April 21, 2021, between Daniel Watson, Edge Systems LLC d/b/a The HydraFacial Company and The Beauty Health Company (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).

10.9#	Form of Stock Option Award Agreement (CEO and CFO) (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).
10.10#	Form of Stock Option Award Agreement Form (Non-CEO and CFO) (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).
10.11#	Form of Performance-Based Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).
10.12#	The Beauty Health Company Executive Severance Plan (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).
10.13#	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).
10.14
Amended and Restated Management Services Agreement dated as of May 4, 2021, by and among Linden Manager III LP, Edge Systems LLC d/b/a The HydraFacial Company and The Beauty Health Company (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).

16.1*	Letter from Marcum LLP regarding Change in Independent Registered Public Accounting Firm dated July 1, 2021.
21.1	Subsidiaries of the Registrant (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021).
99.1
Audited Consolidated Financial Statements of The Beauty Health Company and its subsidiaries as of December 31, 2020 for the period from July 8, 2020 (inception) through December 31, 2020 (incorporated by reference to Part II, Item 8 of the Company’s Annual Report on Form 10-K/A filed with the SEC on May 28, 2021).

99.2
Management’s Discussion and Analysis of Financial Condition and Results of Operations for The Beauty Health Company for the year ended December 31, 2020 (incorporated by reference to Part II, Item 7 of the Company’s Annual Report on Form 10-K/A filed with the SEC on May 28, 2021).

99.3
Audited Consolidated Financial Statements of LCP Edge Intermediate, Inc. as of December 31, 2020 and 2019, and for the years ended December 31, 2020, 2019 and 2018 (incorporated by reference to the consolidated financial statements of LCP Edge Intermediate, Inc. set forth beginning on page FS-23 of the Company's definitive proxy statement filed with the SEC on April 7, 2021).

99.4
Unaudited Condensed Consolidated Financial Statements of The Beauty Health Company and its subsidiaries as of March 31, 2021 and December 31, 2020 and for three months ended March 31, 2021 and 2020 (incorporated by reference to Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q filed with the SEC on July 1, 2021).

99.5
Management’s Discussion and Analysis of Financial Condition and Results of Operations for The Beauty Health Company for the three months ended March 31, 2021 (incorporated by reference to Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q filed with the SEC on July 1, 2021).

99.6*	Unaudited Condensed Consolidated Financial Statements of LCP Edge Intermediate, Inc. as of March 31, 2021 and December 31, 2020, and for the three months ended March 31, 2021 and 2020.

99.7*	Management’s Discussion and Analysis of Financial Condition and Results of Operations for LCP Edge Intermediate, Inc. for the three months ended March 31, 2021 and 2020.
99.8*
Unaudited Pro Forma Condensed Combined Financial Statements of The Beauty Health Company and its subsidiaries as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020.

+	Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) or Item 601(b)(10)(iv), as applicable, of Regulation S-K. The Registrant agrees to furnish supplemental copies of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.
#	Management contract or compensatory plan or arrangement.
*	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2021	The Beauty Health Company

	By:	/s/ Liyuan Woo
	Name:	Liyuan Woo
	Title:	Chief Financial Officer